Liquid Assets Fund, a series of Cash Accumulation Trust

Money Market Series, a series of the Dryden Government Securities Trust

MoneyMart Assets, Inc.

Institutional Money Market Series, a series of

Prudential Institutional Liquidity Portfolio, Inc.

and

Dryden Money Market Fund of Strategic Partners Mutual Funds, Inc.

Supplement dated October 7, 2008 to the Prospectus

This supplement amends the Prospectus of each of the Funds referenced above (the Funds) and is in addition to any existing supplement to a Fund’s Prospectus. This supplement should be read in conjunction with each Fund’s Prospectus.

On October 6, 2008, the Board of Directors/Trustees (the Board) of the Funds approved the participation by each of the Funds in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the Program). Each Fund will apply to be considered under the Program and participation in the Program becomes effective upon the U.S. Treasury’s execution of a Fund’s application.

Each Fund will be responsible for payment of fees required to participate in the Program without regard to any waivers or expense limitation in effect for a Fund. The participation fee for the initial three month term of the Program is 0.01% of the net asset value of a Fund as of September 19, 2008.

The Program’s guarantee only applies to Fund shareholders as of the close of business on September 19, 2008 (Eligible Shareholders). As a requirement of participation in the Program, each Fund has agreed to liquidate if its net asset value declines to below $0.995 (a Guarantee Event) if such Guarantee Event is not cured, and to complete the liquidation within 30 days of the decline, unless Treasury extends the period.

The Program does not protect shareholders who were not shareholders of a Fund as of the close of business on September 19, 2008. The Program also does not protect Eligible Shareholders whose accounts have a zero balance after September 19, 2008, if such shareholder’s investments in the Fund are not part of a sweep account. Upon any liquidation pursuant to the Program, shares not protected under the Program will receive only net asset value per share.

The number of shares guaranteed under the Program for each Eligible Shareholder is the lesser of the number of shares owned by an Eligible Shareholder on September 19, 2008 and the number of shares by an Eligible Shareholder owned when a Guarantee Event occurs. An Eligible Shareholder will receive in the aggregate $1.00 per protected share

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upon liquidation of the Fund pursuant to the Program (subject to adjustment and the overall limit of $50 billion currently available under the Program to all money market funds participating in the Program). Payments will be made by the Treasury under the Program on a first come, first served basis, based on the date of receipt by Treasury of a request for payment. If there are insufficient funds under the Program to pay all requests for payment, then available funds under the Program will be paid pro rata among funds that submitted their request to Treasury on the same day based on the number of shares in those funds covered under the Program.

The Program will exist for an initial three month term beginning September 19, 2008. Following the initial three month term, the Secretary of the Treasury has the option to renew the Program up to the close of business on September 18, 2009. Upon the extension of the Program by the Treasury, the Funds would have to renew their participation and pay additional fees required in connection with any renewal. If the Secretary chooses not to renew the Program at the end of the initial three month period, the Program will terminate.

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